UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 8, 2008
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTIFICATION BY THE AMERICAN STOCK EXCHANGE OF NON-COMPLIANCE WITH CERTAIN CONTINUED LISTING STANDARDS
SIGNATURE
INDEX TO EXHIBITS
Ex-99.1 Press Release, dated April 14, 2008

SECTION 3 SECURITIES AND TRADING MARKET

ITEM 3.01.	NOTIFICATION BY THE AMERICAN STOCK EXCHANGE OF NON-COMPLIANCE WITH CERTAIN CONTINUED LISTING STANDARDS
On April 8, 2008, the Company received notice from the American Stock Exchange (“Amex”) or (“Exchange”) Staff indicating that, after reviewing the Company’s Form 10-K for the fiscal year ended December 31, 2007, as well as discussions with representatives of the Company, the Company does not meet certain of the Exchange’s continued listing standards. Specifically, the notice provides that the Company is not in compliance with (1) Section 1003(a)(i) of the Amex Company Guide due to stockholders’ equity of less than $2,000,000 and losses from continuing operations and net losses in two out of its three most recent fiscal years, and (2) Section 1003(a)(iv) of the Amex Company Guide in that the Company has sustained losses which are so substantial in relation to overall operations or its existing financial resources, or its financial condition has become so impaired, that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature. The Company was afforded the opportunity to submit a plan of compliance to the Exchange by May 8, 2008, advising the Exchange of action it has taken or will take that will bring it back into compliance with Sections 1003(a)(iv) of the Amex Company Guide by August 11, 2008 and Section 1003(a)(i) of the Amex Company Guide by October 8, 2009. If the Company does not submit a plan or if the plan submitted is not accepted by the Exchange, the Company will be subject to delisting procedures as set forth in Section 1010 and part 12 of the Amex Company Guide. Furthermore, if the plan is accepted by the Exchange, but the Company is not in compliance with the continued listing standards at the conclusion of the respective plan periods, or does not make progress consistent with the plan during the plan periods, the Exchange may initiate delisting proceedings.
The Company intends to submit a plan it believes will be acceptable to the Exchange by the May 8, 2008 deadline.

99.1	Press Release, dated April 14, 2008.
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: April 14, 2008	By:	/s/ Harold F. McElraft
Harold F. McElraft, Chief Financial
Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release, dated April 14, 2008.